Exhibit 99.2

Q1 2025 Earnings Call May 12 th , 2025

Legal Disclaimer 2 This presentation contains forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the Exchange Act). All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations and financial position, business strategy and plans and objectives of management for future operations, are forward - looking statements. In many cases, you can identify forward - looking statements by terms such as “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. Forward - looking statements contained in this release include, but are not limited to, statements about: i . competition from other wind blade and wind blade turbine manufacturers; ii. the discovery of defects in our products and our ability to estimate the future cost of warranty campaigns; iii. the current status of the wind energy market and our addressable market; iv. our ability to absorb or mitigate the impact of price increases in resin, carbon reinforcements (or fiber), other raw materials and related logistics costs that we use to produce our products; v. our ability to absorb or mitigate the impact of wage inflation in the countries in which we operate; vi. our ability to procure adequate supplies of raw materials and components to fulfill our wind blade volume commitments to our customers; vii. the potential impact of the increasing prevalence of auction - based tenders in the wind energy market and increased competition from solar energy on our gross margins and overall financial performance; viii. our future financial performance, including our net sales, cost of goods sold, gross profit or gross margin, operating expenses, ability to generate positive cash flow and ability to achieve or maintain profitability; ix. changes in domestic or international government or regulatory policy, including without limitation, changes in trade policy, such as tariffs and energy policy; x. changes in global economic trends and uncertainty, geopolitical risks, and demand or supply disruptions from global events; xi. changes in macroeconomic and market conditions, including the potential impact of any pandemic, risk of recession, rising interest rates and inflation, supply chain constraints, commodity prices and exchange rates, and the impact of such changes on our business and results of operations; xii. the sufficiency of our cash and cash equivalents to meet our liquidity needs; xiii. the increasing cost and availability of additional capital, should such capital be needed; xiv. our ability to attract and retain customers for our products, and to optimize product pricing; xv. our ability to effectively manage our growth strategy and future expenses, including our startup and transition costs; xvi. our ability to successfully expand in our existing wind energy markets and into new international wind energy markets, including our ability to expand our field service inspection and repair services business; xvii. our ability to keep up with market changes and innovations; xviii. our ability to successfully open new manufacturing facilities and expand existing facilities on time and on budget; xix. the impact of the pace of new product and wind blade model introductions on our business and our results of operations; xx. Our projected sales and costs, including materials costs and capital expenditures, during the current fiscal year; xxi. our ability to maintain, protect and enhance our intellectual property; xxii. our ability to comply with existing, modified, or new laws and regulations applying to our business, including the imposition of new taxes, duties, or similar assessments on our products; xxiii. the attraction and retention of qualified associates and key personnel; xxiv. our ability to maintain good working relationships with our associates, and avoid labor disruptions, strikes and other disputes with labor unions that represent certain of our associates; xxv. the potential impact of one or more of our customers becoming bankrupt or insolvent or experiencing other financial problems; xxvi. our projected business model during the current fiscal year, including with respect to the number of wind blade manufacturing lines we anticipate; and xxvii. our ability to service our current debt and comply with any covenants related to such debt; xxviii. our ability to conduct a strategic review of our business and evaluate and, as appropriate, execute on, any strategic financial or other transactions; xxix. our ability to maintain the listing of our shares on the Nasdaq Global Market. These forward - looking statements are only predictions. These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other important factors that may cause our actual results, levels of activity, performance or achievements to materially differ from any future results, levels of activity, performance or achievements expressed or implied by these forward - looking statements. Because forward - looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward - looking statements as guarantees of future events. Further information on the factors, risks and uncertainties that could affect our financial results and the forward - looking statements in this presentation are included in our filings with the Securities and Exchange Commission and will be included in subsequent periodic and current reports we make with the Securities and Exchange Commission from time to time, including in our Annual Report on Form 10 - K for the year ended December 31, 2024, filed with the Securities and Exchange Commission. The forward - looking statements in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward - looking statements at some point in the future, we undertake no obligation to update any forward - looking statement to reflect events or developments after the date on which the statement is made or to reflect the occurrence of unanticipated events except to the extent required by applicable law. You should, therefore, not rely on these forward - looking statements as representing our views as of any date after the date of this presentation. Our forward - looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, or investments we may make. This presentation includes unaudited non - GAAP financial measures including EBITDA, adjusted EBITDA, net cash (debt) and free cash flow. We define EBITDA, a non - GAAP financial measure, as net income or loss from continuing operations plus interest expense net, income taxes, depreciation and amortization, preferred stock dividends and accretion less gain on extinguishment on series A preferred stock. We define adjusted EBITDA as EBITDA plus any share - based compensation expense, plus or minus any foreign currency losses or income, plus or minus any losses or gains from the sale of assets and asset impairments, plus any restructuring charges. We define net cash (debt) as total unrestricted cash and cash equivalents less the total principal amount of debt outstanding. We define free cash flow as net cash flow from operating activities less capital expenditures. We present non - GAAP measures when we believe that the additional information is useful and meaningful to investors. Non - GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. The presentation of non - GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP. See the Appendix for the reconciliations of certain non - GAAP financial measures to the comparable GAAP measures. This presentation also contains estimates and other information concerning our industry that are based on industry publications, surveys and forecasts. This information involves a number of assumptions and limitations, and we have not independently verified the accuracy or completeness of the information Q1 2025

Agenda ⎮ Q1 Highlights and Business Update ⎮ Q1 Financial Highlights and 2025 Guidance ⎮ 2024 Sustainability Report ⎮ Wrap Up ⎮ Q&A 3 Q1 2025

Q1 Highlights and Business Update Q1 2025 4

$294 $336 $- $250 $500 1Q24 1Q25 ($23) ($10) $(25) $(15) $(5) $5 1Q24 1Q25 Q1 Continuing Operations 5 Q1 2025 operating results and year - over - year comparisons to Q1 2024: Highlights: x Net sales up 14.3% to $336.2 million x Net loss from continuing operations attributable to common stockholders was ($48.3) million compared to a net loss of ($60.9) million in Q1 2024 x Adjusted EBITDA loss of ($10.3) million compared to an adjusted EBITDA loss of ($23.0) million in Q1 2025 x Six lines in startup and transition on plan, with Iowa set to start production in Q2 x Operating cash flow of $4.6 million in Q1 x Ended quarter with $172 million unrestricted cash x Q1 utilization at 70% x Positioned to deliver improved profitability in 2025 (1) See Appendix for reconciliation of non - GAAP financial data Adjusted EBITDA (1) ($ in millions) Net Sales ($ in millions) Q1 2025

6 Q1 2025

Business & Market Update


Wind Blade Manufacturing
Tooling / R&D / Engineering
Global Services
HEADQUARTERS
Scottsdale, AZ
Des Moines, IA
Newton, IA
Warren, RI
Kolding, DK
Berlin, DE
Madrid, ES
Izmir, TR
2 SITES
Matamoros, MX
1 SITE
Ciudad Juárez, MX
4 SITES
Chennai, IN

Wind & Capital Structure

- Transitions to next generation workhorse blades substantially complete
- Blades from Mexico into the U.S. are USMCA compliant and free from tariffs
- Contractual agreements with OEM's protect U.S tariff exposure
- Supply chain remains stable. Tariff impacts in Iowa being evaluated
- Newton, Iowa plant restarted in May
- LEAN tools delivering world-class quality and cost savings
- Board of Directors formed a Transaction committee to conduct a strategic review of business and optimized capital structure
- Received $1.00 minimum bid non-compliance notification letter from NASDAQ

Market

- Strong demand for TPI in U.S. in 2025; U.S. market inflection has shifted to the right; EU volumes for 2025+ remain uncertain
- Interest rates, inflation, permitting, grid access remain challenges in the U.S and EU
- Load growth for the short and long-term remain very strong in the U.S. and EU
- Wind can cost effectively meet demand now vs. alternatives

Q1 Financial Highlights and 2025 Guidance Q1 2025 7

Net sales were $336.2 million in Q1 2025 compared to $294.1 million in Q1 2024: + ASPs driven by mix of blades produced + Ramp of production for blades in startup or transition + Higher utilization + Field Service revenue mix - Türkiye market activity - Nordex Matamoros facility shutdown Adjusted EBITDA loss was ($10.3) million in Q1 2025 compared to an adjusted EBITDA loss of ($23.0) million in Q1 2024: + Absence of Nordex Matamoros losses + Increased revenue + Lower startup and transition costs + Cost savings initiatives - Higher pre - existing warranty charges - Higher labor costs in Türkiye and Mexico - 24/7 ramp - up costs Key Highlights Unaudited Q1 2025 Financial Highlights from Continuing Operations (1) See Appendix for reconciliation of non - GAAP financial data Q1 2025 8

Key Highlights $171.9 million of unrestricted cash at March 31, 2025 Q1 2025 Free cash flow ($ millions): + Adjusted EBITDA + Working capital improvements + Lower capital expenditures Unaudited Q1 2025 Financial Highlights – Continued (1) (1) See Appendix for reconciliations of non - GAAP financial data Q1 2025 9

Adjusted EBITDA Margin % from Continuing Operations Approximately 0% - 2% Capital Expenditures In the range of $25 - $30 million Utilization Percentage 80% - 85% on 34 lines Sales from Continuing Operations In the range of $1.4 - $1.5 billion 2025 TPI Guidance 10 Q3 2025

2024 Sustainability Report Q1 2025 11

12
Q1 2025

2024 Sustainability Report[1]

Environment:

- ✓ ~264 million metric tons of CO2 reduction for wind blades produced in 2024
- ✓ 17% decrease in market-based Scope 1 & 2 emissions from the prior year
- ✓ Achieved our production goal of reducing waste by 5% from the prior year
- ✓ Signed a PPA to ensure all our Mexico sites are powered by 100% renewable energy
- ✓ Partnering with OEMs to share best practices aimed at Scope 1 reductions
- ✓ Exploring clean energy options for our Newton and India facilities

Associates:

- ✓ Our Behavior-Based Safety program continued to yield safety results outperforming industry standards
- ✓ Promote associate engagement through Global Values in Motion awards and engagement surveys


Estimated CO_2 Reduction from Blades Produced over Entire Product Life by Year Produced
Million Metric Tons of CO_2
500
400
300
200
100
-
392
422
410
346
264
2020
2021
2022
2023
2024
Year Sold


Emissions
metric tons of CO_2e
100,000
80,000
60,000
40,000
20,000
0
2022
2023
2024
Scope 1
Scope 2

(1) See 2024 Sustainability Report for more details

Wrap Up Q1 2025 13

Q1 2025 14 Wrap Up Market: • “All the above” approach will be needed to meet unprecedented energy demand in the U.S. • U.S. wind market inflection point has pushed to the right • Blades from Mexico are USMCA compliant and not subject to tariffs • Interest rates, permitting, grid access and policy uncertainty are impacting project timelines Operational: • U.S. demand exceeds capacity of Mexico factories in the current year • Have substantially completed the last few next - generation line transitions • Newton, IA facility to have two operational lines this year employing ~400 people • LEAN culture delivering world - class quality and delivery performance while achieving cost savings across the business • Tariff impacts and mitigation strategies being assessed Financial: • First quarter revenue increased by 14% Year - Over - Year • Q1 2025 Free Cash Flow Improved $45.4 Million Year - Over - Year • $4.6 million Q1 2025 cash provided by operating activities • $171.8 million unrestricted cash and cash equivalents on hand • Capital structure evaluation ongoing People: • Thanks to our associates for their commitment and dedication to TPI and our mission to decarbonize and electrify the world

Q&A Q1 2025 15

16
Q1 2025

Appendix – Non-GAAP Financial Information

This presentation includes unaudited non-GAAP financial measures including EBITDA, adjusted EBITDA, net cash (debt) and free cash flow. We define EBITDA, a non-GAAP financial measure, as net income or loss from continuing operations plus interest expense net, income taxes, depreciation and amortization, preferred stock dividends and accretion less gain on extinguishment on series A preferred stock. We define adjusted EBITDA as EBITDA plus any share-based compensation expense, plus or minus any foreign currency losses or income, plus or minus any losses or gains from the sale of assets and asset impairments, plus any restructuring charges. We define net cash (debt) as total unrestricted cash and cash equivalents less the total principal amount of debt outstanding. We define free cash flow as net cash flow from operating activities less capital expenditures. We present non-GAAP measures when we believe that the additional information is useful and meaningful to investors. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. The presentation of non-GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP.

We provide forward-looking statements in the form of guidance in our quarterly earnings releases and during our quarterly earnings conference calls. This guidance is provided on a non-GAAP basis and cannot be reconciled to the closest GAAP measures without unreasonable effort because of the unpredictability of the amounts and timing of events affecting the items we exclude from non-GAAP measures. For example, stock-based compensation is unpredictable for our performance-based awards, which can fluctuate significantly based on current expectations of future achievement of performance-based targets. Amortization of intangible assets and restructuring costs are all impacted by the timing and size of potential future actions, which are difficult to predict. In addition, from time to time, we exclude certain items that occur infrequently, which are also inherently difficult to predict and estimate. It is also difficult to predict the tax effect of the items we exclude and to estimate certain discrete tax items, like the resolution of tax audits or changes to tax laws. As such, the costs that are being excluded from non-GAAP guidance are difficult to predict and a reconciliation or a range of results could lead to disclosure that would be imprecise or potentially misleading. Material changes to any one of the exclusions could have a significant effect on our guidance and future GAAP results.

See next page for a reconciliation of certain non-GAAP financial measures to the comparable GAAP measures.

Non - GAAP Reconciliations EBITDA and adjusted EBITDA are reconciled as follows: Unaudited Free Cash Flow and Net debt is reconciled as follows: Q1 2025 17